                                   AMENDMENT

                          dated as of January 14, 1997

                                     among

                             OLYMPIC FINANCIAL LTD.

                       OLYMPIC RECEIVABLES FINANCE CORP.

                       FINANCIAL SECURITY ASSURANCE INC.

                                      and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                              as Collateral Agent

                                       to

            Series 1994-B Supplement dated as of September 23, 1994

               Series 1994-A Supplement dated as of April 5, 1994

             Series 1993-D Supplement dated as of December 2, 1993

              Series 1993-C Supplement dated as of August 17, 1993

               Series 1993-B Supplement dated as of June 11, 1993

                                       to

                            Spread Account Agreement

                           dated as of March 25, 1993
                 as amended and restated as of December 3, 1996

    Amendment dated as of January 14, 1997 among OLYMPIC FINANCIAL LTD., a Minnesota corporation ("OFL"), OLYMPIC RECEIVABLES FINANCE CORP., a Delaware corporation (the "Seller"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Collateral Agent to the:

    (i) the Series 1994-B Supplement dated as of September 23, 1994, as amended by that certain Amendment dated as of June 15, 1995 (the "June 1995 Amendment") to certain Series Supplements (as hereinafter defined), as further amended by that certain Amendment dated as of September 21, 1995 (the "September 1995 Amendment") to certain Series Supplements, that certain Amendment dated as of December 6, 1995 (the "December 1995 Amendment") to certain Series Supplements and that certain Amendment dated as of September 12, 1996 (the "September 1996 Amendment") to certain Series Supplements (as amended, the "Series 1994-B Supplement");

    (ii) the Series 1994-A Supplement dated as of April 5, 1994 as amended by the June 1995 Amendment, as further amended by the September 1995 Amendment, the December 1995 Amendment and the September 1996 Amendment (as amended, the "Series 1994-A Supplement");

    (iii) the Series 1993-D Supplement dated as of December 2, 1993, as amended by the June 1995 Amendment, as further amended by the September 1995 Amendment, the December 1995 Amendment and the September 1996 Amendment (as amended, the "Series 1993-D Supplement");

    (iv) the Series 1993-C Supplement dated as of August 17, 1993, as amended by the June 1995 Amendment, as further amended by the September 1995 Amendment, the December 1995 Amendment and the September 1996 Amendment (as amended, the "Series 1993-C Supplement")

    (v) the Series 1993-B Supplement dated as of June 11, 1993, as amended by the June 1995 Amendment, as further amended by the September 1995 Amendment, the December 1995 Amendment and the September 1996 Amendment (as amended, the "Series 1993-B Supplement") (each of the supplements referred to in (i) through (v) herein, a "Series Supplement," and collectively, the "Series Supplements")

to the Spread Account Agreement, dated as of March 25, 1993, as amended and restated as of December 3, 1996 among OFL, the Seller, Financial Security and Norwest Bank Minnesota National Association as Trustee and as Collateral Agent (the "Spread Account Agreement").

    WHEREAS, Section 8.03 of the Spread Account Agreement permits amendment of the Spread Account Agreement upon the terms and conditions specified therein.

    WHEREAS, the parties to the Spread Account Agreement (the "Parties") have heretofore executed the Series Supplements;


                                          2
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    WHEREAS, the Parties wish to amend the Series Supplements.

    NOW, THEREFORE, the Parties agree that the Series Supplements are hereby amended effective as of the date hereof as follows:

    Section 1. DEFINITIONS. Each term used but not defined herein shall have the meaning assigned to such term in the Spread Account Agreement or in the relevant Series Supplement thereto, and when used herein with respect to a particular Series shall have the meaning assigned to such term of such Series.

    Section 2.  AMENDMENT OF CERTAIN TERMS OF THE SERIES SUPPLEMENTS. Section
1.1 of each of the Series Supplements is amended as follows:

         Paragraph (ii) of the definition of "Trigger Event" is amended by deleting the percentage specified therein and replacing such percentage in each instance with the percentage corresponding to the applicable Series Supplement specified under Column I of Exhibit A hereto.

    Section 3.  COUNTERPARTS.

    This Amendment to the Series Supplements may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Series Supplements.

    Section 4.  RATIFICATION OF SPREAD ACCOUNT AGREEMENT.

    Except as provided herein, all provisions, terms and conditions of the Spread Account Agreement, including each Series Supplement, shall remain in full force and effect. As amended hereby, the Spread Account Agreement, including each Series Supplement, is ratified and confirmed in all respects.


                                          3
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    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.


                                 OLYMPIC FINANCIAL LTD.


                                 By:  /s/ John A. Witham
                                      ------------------------------
                                      John A. Witham
                                      Executive Vice President
                                      and Chief Financial Officer


                                 OLYMPIC RECEIVABLES FINANCE CORP.

                                 By:  /s/ John A. Witham
                                      ------------------------------
                                      John A. Witham
                                      Vice President and Chief Financial Officer


                                 FINANCIAL SECURITY ASSURANCE INC.

                                 By   /s/ Richard J. Bannerfeld M.D.
                                      ------------------------------
                                      Authorized Officer
                                      Richard J. Bannerfeld M.D.

                                 NORWEST BANK MINNESOTA, NATIONAL
                                      ASSOCIATION, as Collateral Agent

                                 By   /s/ Thomas D. Wraalstad
                                      ------------------------------
                                      Thomas D. Wraalstad
                                      Corporate Trust Officer

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                                                                EXHIBIT A

      Series Designation   Column I
      ------------------   ---------

         1993-B              5%

         1993-C              5%

         1993-D              5%

         1994-A              5%

         1994-B              5%